EXHIBIT 99.1

NEWS

Greif, Inc. Announces Issuance of New Senior Notes

DELAWARE, Ohio (July 15, 2011) – Greif, Inc. (company) (NYSE: GEF, GEF.B), a global leader in industrial packaging, today announced that its indirect, wholly owned Luxembourg subsidiary, Greif Luxembourg Finance S.C.A. (issuer), has issued €200 million aggregate principal amount of its 7.375% Senior Notes due 2021. The senior notes are fully and unconditionally guaranteed on a senior basis by the company. The issuer will use the net proceeds from the issuance of the senior notes to repay non-U.S. borrowings under the company’s revolving multicurrency credit facility, without any permanent reduction of the commitments, and for general corporate purposes, including the financing of acquisitions.

The new senior notes, which closed July 15, were issued to qualified institutional buyers under Rule 144 under the United States Securities Act of 1933, as amended (the U.S. Securities Act), and to persons outside of the United States under Regulation S under the U.S. Securities Act. The senior notes have not been registered under the U.S. Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This announcement is neither an offer to sell or the solicitation of an offer to buy the senior notes described herein.

About Greif

Greif is a world leader in industrial packaging products and services. The company produces steel, plastic, fibre, flexible and corrugated containers, containerboard and packaging accessories, and provides reconditioning, blending, filling and packaging services for a wide range of industries. Greif also manages timber properties in North America. The company is strategically positioned in more than 55 countries to serve global as well as regional customers. Additional information is on the company’s website at www.greif.com.

Forward-Looking Statements

All statements, other than statements of historical facts, included in this news release, including without limitation statements regarding the company’s future financial position, business strategy, budgets, projected costs, goals and plans and objectives of management for future operations, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “believe,” “continue,” “on track” or “target” or the negative thereof or variations thereon or similar terminology. All forward-looking statements made in this news release are based on information currently available to the company’s management. Although the company believes that the expectations reflected in forward-looking statements have a reasonable basis, the company can give no assurance that these expectations will prove to be correct. Forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed in or implied by the statements. Such risks and uncertainties that might cause a difference include, but are not limited to, the following: (i) the current and future challenging global economy may adversely affect the company’s business; (ii) historically, the company’s business has been sensitive to changes in general economic or business conditions; (iii) the company’s operations are subject to currency exchange and political risks; (iv) the continuing consolidation of the company’s customer base and our suppliers may intensify pricing pressure; (v) the company operates in highly competitive industries; (vi) the company’s business is sensitive to changes in industry demands; (vi) raw material and energy price fluctuations and shortages may adversely impact the company’s manufacturing operations and costs; (vii) the company may encounter difficulties arising from acquisitions; (viii) the company may incur additional restructuring costs and there is no guarantee that its efforts to reduce costs will be successful; (ix) tax legislation initiatives or challenges to the company’s tax positions may adversely impact its financial results or condition; (x) several operations are conducted by joint ventures that the company cannot operate solely for its benefit; (xi) the company’s ability to attract, develop and retain talented employees, managers and executives is critical to its success; (xii) the company’s business may be adversely impacted by work stoppages and other labor relations matters; (xiii) the company may be subject to losses that might not be covered in whole or in part by existing insurance reserves or insurance coverage; (xiv) the company’s business depends on the uninterrupted operations of its facilities, systems and business functions, including its information technology and other business systems; (xv) legislation/regulation related to climate change and environmental and health and safety matters and product liability claims could negatively impact the company’s operations and financial performance; (xvi) changing climate conditions may adversely affect the company’s operations and financial performance; and (xvii) the frequency and volume of the company’s timber and timberland sales will impact its financial performance. The risks described above are not all-inclusive, and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. For a detailed discussion of the most significant risks and uncertainties that could cause the company’s actual results to differ materially from those projected, see “Risk Factors” in Part I, Item 1A of the company’s Form 10-K for the year ended Oct. 31, 2010 and the company’s other filings with the Securities and Exchange Commission. All forward-looking statements made in this news release are expressly qualified in their entirety by reference to such risk factors. Except to the limited extent required by applicable law, the company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Media contact:	Analyst contact:
Deb Strohmaier 740-549-6074 740-816-0692 cell	Robert Lentz 614-876-2000